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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                  April 7, 2005

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                           LANBO FINANCIAL GROUP, INC.
               (Exact name of registrant as specified in charter)


                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)


         000-50895                                         02-0497440
  (Commission File Number)                     (IRS Employer Identification No.)


                      c/o West Windsor Professional Center
                                51 Everett Drive
                                   Suite A-20
                             West Windsor, NJ 08550
              (Address of Principal Executive Offices and zip code)


                                  609-799-1889
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Item 4.01 Changes in Registrant's Certifying Accountants.


      On April 7, 2005, Lanbo Financial Group, Inc.'s (the "Company") principal independent accountants, L.L. Bradford & Company, LLC ("L.L. Bradford"), resigned as the Company's principal independent accountants. L.L. Bradford was engaged by the Company on November 4, 2004 through its resignation as of April 7, 2005 (the "Engagement Period").

      On April 7, 2005, the Company engaged Moore Stephens Wurth Frazer and Torbet, LLP ("Moore Stephens") as its new principal independent accountants, effective immediately. The decision to engage Moore Stephens as the Company's principal independent accountants was approved by the Company's Board of Directors on April 7, 2005.

      During the Engagement Period, L.L. Bradford prepared an audit report on the Company's consolidated financial statements as of December 31, 2004 and for the fiscal years ended December 31, 2004 and December 31, 2003 (the "Audit Report"). The Audit Report did not contain any adverse opinion or disclaimer or opinion and was not qualified or modified as to uncertainty, audit scope or accounting principals.

      During the Engagement Period, there were no disagreements between the Company and L.L. Bradford on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to L.L. Bradford's satisfaction, would have caused L.L. Bradford to make reference to the subject matter of the disagreement in connection with its report. None of the reportable events described under
Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent fiscal years of the Company ended December 31, 2004.

      The Company has provided L.L. Bradford with a copy of the foregoing disclosures, and L.L. Bradford has furnished a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company herein, attached hereto as Exhibit 16.1.

      During the two most recent fiscal years of the Company ended December 31, 2004 and 2003, and through the date of the engagement of Moore Stephens on April 7, 2005, the Company did not consult with Moore Stephens regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit Number            Description
      --------------            -----------

      16.1                      Letter of L.L. Bradford, dated April 13, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LANBO FINANCIAL GROUP, INC.


Date:  April 13, 2005                By:    /s/ Pingji Lu
                                            ------------------------------------
                                     Name:  Pingji Lu
                                     Title: Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit Number            Description
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16.1                      Letter of L.L. Bradford, dated April 13, 2005.


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